THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                               SEMI-ANNUAL REPORT
                               February 28, 2002

Chairman's Message                                               April 11, 2002

                           LOOKING BEHIND THE NUMBERS

Dear Shareholders:

We thought our shareholders would find it informative to understand our interpretation of the current accounting crisis and how we are reacting. The recent accounting failures by major companies (i.e. Enron, Global Crossing, Xerox, etc.) have damaged investor confidence in the entire financial reporting system. Everyone wants to blame the accountants and corporate management, but we believe that the Wall Street financial community and especially the majority of security analysts and their supervisors, are the biggest culprits. However, the investing public, intoxicated by the meteoric stock market returns, also has to accept its role for the eventual collapse of stock prices, and the resulting mass destruction of capital.

The Wall Street community's lackadaisical acceptance of the numbers as presented is similar to many other financial and accounting crises I have experienced.
The current period is reminiscent of the 1970's, when audit failures such as Equity Funding and Stirling Homex, as well as the accounting games played by the computer lessors and land companies, wiped out billions of dollars of net worth as an economic boom turned into a recession. Similar to today's experience, the investing public, the financial press, and government representatives were calling for more government regulation.

Despite all of the negativity, there has been a vast improvement in the disclosure practices of public corporations over the past 30 years. We understand that the financial reporting system can always use improvement, and new evolutionary business practices will require constant modification to the reporting system. However, it is important to note that all reporting systems rely on management judgement, leaving room for potential abuse or unrealistic assumptions. The improvement in the disclosure practices that has taken place since 1968 (when I arrived upon the scene) has resulted in financial statement analysis becoming more difficult and time consuming. Today, a wealth of additional information is contained in the footnotes and management discussions in annual reports, which were not available thirty years ago for anyone who wanted to read with a skeptical eye. It is the analytical community's responsibility to assess the new disclosures, adjust the earnings of corporations for unrealistic reporting, and to expose corporations whose disclosures are inadequate.

THERE IS A LACK OF INDEPENDENT RESEARCH

As early as May 2000, Enron's disclosures were sending out red flag alerts. The disclosures clearly stated that Enron's Chief Financial Officer was personally sharing in the profits of the off balance sheet entities being set up by Enron. Although the disclosures about the off balance sheet entities were generally inadequate, the percentage of Enron's profits being derived from these entities was materially increasing. If the security analysts were doing their jobs and demanding more disclosure from management, perhaps Enron's stock would never have reached the lofty stock prices brought about by the analytical community's blind faith in management.

The problem is not the reporting system, but the lack of independent critical research (independent of management) by the Wall Street analytical community.
If management were concerned about the analytical community rather than the analysts being concerned about their management contacts, a lot of these financial shenanigans would have been nipped in the bud. We will develop this theme further, but we first need to look in more detail at the internal workings and philosophy of the current system of corporate reporting.

We believe that an equity security is worth the discounted value of the future expected cash earnings to be generated by the underlying company. However, Generally Accepted Accounting Principles (GAAP) require that a company report earnings on an accrual basis of accounting, subject to two basic premises. The first premise of accrual accounting states that revenue is recognized when a transaction occurs in which value has been exchanged. The revenue recognition may lead or lag the passing of cash. The other basic premise of GAAP accrual accounting is that the cost of a transaction should be recognized over the same period of time that the revenue associated with the cost is generated. The cost or expense recognition also may lead or lag the passing of cash. In reporting GAAP based earnings, companies are given wide discretion within the rules. In our opinion, most companies (including many companies in our portfolio) engage in some type of earnings management.

We believe there is nothing wrong or illegal about earnings management within limits. However, some companies exceed these limits. In cases such as Enron, Lucent, Boston Chicken, and Sunbeam, the financial statements may have been in accord with GAAP, but were not in accord with economic reality. It is in management's best interest to report the best earnings possible to preserve financing alternatives, keep their options valuable and exercisable, and to keep shareholders happy via increasing stock prices. Thus, when management identifies problems which in most cases they deem to be temporary, management usually adopts optimistic assumptions and judgements, reverses past reserves, or uses non-recurring earnings sources to avoid reporting earnings disappointments fully believing the short-term problem will soon end.

Although earnings management is an everyday endeavor, the process makes it difficult to get a clear picture of the company's basic business without performing an intensive inferential analysis of financial statements. Thus even under GAAP (which we doubt was practiced by Enron), a true measure of the earnings power of a firm's basic business can be distorted. Our analysts are among the few that pay attention to corporate reporting practices at all times for the purpose of assessing a company's ability to produce future excess cash flow. However, we are not capable of uncovering everything. Despite an exhaustive inferential analysis of their financial statements prior to purchase, once in a while even one of the stocks in our portfolio surprises us by disclosing questionable accounting that steps over the line. However, it is our objective to keep these surprises to a minimum.

INSIDE GE

We recently appeared on the CNN program "Moneyline With Lou Dobbs," and the New York Times with Gretchen Morgensen, where we concluded that General Electric's 2000 & 2001 financial statements distorted what we believed were GE's basic recurring and higher quality earnings sources. However, our analysis was not a judgement of General Electric's management. As stated previously, most companies resort to some degree of earnings management. However, we looked behind the reported numbers to assess what we believed was GE's basic recurring cash flow in order to value the company. We analyzed the sources and components of GE's earnings power, and we concluded that General Electric's reported earnings contained about $0.30 a share of what we believed were lower quality of earnings sources. As a result, we concluded that GE's market valuation was materially above our private market value of $22 to $25 per share, and as a result the Fund established a small short position. It is not our objective to debate the pros and cons of earnings management. However, we are against not paying attention to earnings management and making the necessary adjustments, when calculating a company's ability to generate recurring cash flow for the purposes of valuing a business. Investors have been willing to pay a premium for GE stock under Jack Welch. The premium was not based on his outstanding disclosures, but because he delivered results year after year, which at times included using, in our opinion, liberal accounting assumptions and lower quality of earnings sources to help shape results. This was known as the "Jack Welch GE Premium." When the economy was roaring, the company had wider latitude. Now, management is talking about 18% annual earnings growth. We not only have our doubts that GE is capable of such rapid growth, but we believe that the cyclical growth company is running out of accounting options.

In conclusion, we believe that General Electric is an outstanding company, and should be congratulated on its improving disclosure. However, based on our adjusted earnings we disagree with GE's optimistic earnings growth rate forecasts, and have concluded that the stock price currently exceeds our calculation of GE's private market value. As such, the Fund seeks to profit from this deviation by taking a small short position in GE. Should GE's stock price drop below our calculation of the company's private market value, we would not hesitate to reverse our position, or perhaps even purchase shares of GE.

OVERSTATED EARNINGS

We believe that our practice of adjusting corporate earnings for economic reality in all markets places us at a competitive advantage in our attempts to achieve the Fund's objective of long-term capital appreciation. Although accounting and financial chicanery has always been a part of Wall Street, bear markets create an increased awareness and concern for reform. We doubt that any meaningful permanent accounting reform is achievable, and thus it is imperative for investment professionals to assess the economic reality of financial statements. The art of understanding financial statements must be practiced not only in a bear market, but in all markets. We value companies on the basis of their ability to create excess cash flow, rather than the ability of the company's management to create smokescreens. Failing to adjust reported results for smokescreens, which attempt to hide a company's true cash flow is a ticking time bomb with a high probability of eventually igniting. Cash flow analysis must be done in all markets at all times. GAAP and economic reality can, at times, be worlds apart. An inferential analysis of financial statements is needed to bridge the gap when it occurs.

We believe that the market, not legislation, is the best regulator. If the money management and financial analyst community regularly adjusted reported corporate earnings for deviations from economic reality in all markets, the accounting crisis could end immediately. Under constant surveillance, management's engagement in financial chicanery would be regularly penalized and chastised for attempting to misrepresent the true economics of the company's basic business. After repeated attempts, even the fabled "boy who cried wolf" eventually stopped the deceit because nobody was listening.

Many corporations are now confessing to overstated earnings, lowering their reported earnings and attempting to improve disclosure. On one hand, all of these confessions will result in lower corporate earnings. On the other hand, we believe increasing price/earnings ratios should develop to adjust for the higher quality of earnings. Whereas most of Wall Street is now looking for the next Enron, we are looking for companies which are erroneously being perceived as "Enronesque," and thrown into the same basket. There are companies that have been caught stepping over the corporate reporting line but the subsequent price declines have more than compensated for their unrealistic accounting. You can, in certain cases, buy valuable businesses whose prices have over-reacted to the current corporate reporting crisis. We are searching for and buying companies with understandable financial statements that sell at a discount to our calculation of private market value (based on excess cash flow rather than fantasy numbers).

CONCLUSION

It is now time to search undervaluation not overvaluation as the masses are looking at yesterday's problem. Stay tuned, however, as we will again be looking to avoid the next Enron in 2 to 3 years, when the bull market is getting into gear and the Wall Street community is relaxing its standards again.

We believe the market averages as represented by the large growth and cyclical companies are ahead of themselves. We believe the economy is now on sounder footings but corporate earnings need to catch up to valuations. Earnings were overstated in the last few years and time is needed to build corporate earnings back to levels that justify valuations. Although there is not going to be a heavy tail wind at our back, we believe we have the opportunity to realize the Fund's objective of long-term capital appreciation by paying strict attention to our discipline of valuing companies according to excess cash flow rather than excess sorcery. Our objective continues to be outperforming the return of 3 to 5 year U.S. Treasury Securities returns by 50% or more. We believe our portfolio has been strategically selected to take advantage of the environment we envision over the next several years.

We only measure our performance over long periods of time. A true value player does not even understand what the word "timing" means. Thus, we limit the discussion of our performance to 3 to 5 year time periods, not the latest quarter or the latest year. The only timing involved in the implementation of a true value philosophy is the purchase of a security at the right price. Waiting for the value to be realized can be frustrating. Value players obtain the right price when the crowds have some misperception about the stock being purchased. Sometimes these misperceptions last longer than one would like, and on other occasions the misperceptions turn out to be ours. However, obtaining the right price requires some degree of public negativity, which sets up the bargain price. Therefore, in those cases in which we are wrong, the losses are hopefully not too large. On the other hand, if we are right and there is a true misperception, the gains realized usually more than make up for errors. The discipline of paying the right price is the "timing" for a value player. Buying a good company at the wrong price produces the same pain as buying a bad company.

A chart appears below illustrating, on a quarterly basis, the return of a hypothetical $10,000 investment made at the Fund's inception (9/21/95). It assumes that all distributions were reinvested and no shares were redeemed. We are very proud of these long-term returns which have been achieved via an intensive analysis of financial statements. We continue to believe there is a high correlation between long-term performance and minimizing errors. The Fund's management continues to have a material equity investment along side its shareholders. We value our shareholders and appreciate your trust.

Sincerely,

/s/Robert A. Olstein

Robert A. Olstein
Chairman

                    VALUE OF SHARES                           VALUE OF SHARES
                       OWNED, IF                                 OWNED, IF
                  INITIAL INVESTMENT                         INITIAL INVESTMENT
     DATE             WAS $10,000               DATE            WAS $10,000
     ----         ------------------            ----         ------------------
    9/21/95             $10,000               12/31/98            $19,788
    9/30/95              10,010                3/31/99             20,717
   12/31/95              10,261                6/30/99             25,365
    3/31/96              10,882                9/30/99             23,675
    6/30/96              11,462               12/31/99             26,692
    9/30/96              11,713                3/31/00             28,170
   12/31/96              12,760                6/30/00             28,899
    3/31/97              13,327                9/30/00             30,596
    6/30/97              14,602               12/31/00             30,142
    9/30/97              17,250                3/31/01             30,207
   12/31/97              17,205                6/30/01             36,192
    3/31/98              19,851                9/30/01             28,213
    6/30/98              18,468               12/31/01             35,340
    9/30/98              15,499                3/31/02             38,259

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C share, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within two years of purchase. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 3/31/02, assuming deductions of the Fund's maximum CDSC of 2.5% for the one-year period was 22.81%, 23.48% and 24.16% respectively. The principal value and return of an investment in the Fund many fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price.

Schedule of Investments                            February 28, 2002 (Unaudited)

                                                    Shares           Value
                                                    ------           -----
COMMON STOCKS - 87.3%
  AEROSPACE - 2.5%
    Herley Industries, Inc. *<F1>                     39,300    $      726,657
    Rockwell Collins, Inc.                           754,100        17,532,825
    Woodward Governor Company                        205,150        11,859,721
                                                                --------------
                                                                    30,119,203
                                                                --------------

  AUTOS & TRUCKS - 0.6%
    Superior Industries
      International, Inc.                            159,200         7,164,000
                                                                --------------

  BANKING - 5.8%
    Bank of America Corporation                      203,000        12,981,850
    Citigroup Inc.                                   216,266         9,786,037
    Comerica Incorporated                            201,700        12,071,745
    KeyCorp                                          511,800        12,835,944
    Silicon Valley Bancshares *<F1>                  336,000         9,327,360
    Wachovia Corporation                             360,500        11,979,415
                                                                --------------
                                                                    68,982,351
                                                                --------------

  BUILDING & HOUSING - 1.6%
    Chicago Bridge & Iron
      Company N.V.                                   667,100        18,985,666
                                                                --------------

  BUSINESS MACHINES & SOFTWARE - 0.0%
    General Magic, Inc. *<F1>                      1,301,200           442,408
    ManTech International
      Corporation - Class A *<F1>                      6,900           124,269
                                                                --------------
                                                                       566,677
                                                                --------------

  BUSINESS SERVICES - 0.5%
    Kelly Services, Inc. - Class A                   241,300         6,097,651
                                                                --------------

  CHEMICALS - 1.2%
    Cytec Industries Inc. *<F1>                      513,900        13,952,385
                                                                --------------

  COMMUNICATIONS & MEDIA - 0.7%
    Belo Corp. - Class A                             285,000         6,255,750
    Young Broadcasting
      Inc. - Class A *<F1>                            73,800         1,799,244
                                                                --------------
                                                                     8,054,994
                                                                --------------

  CONSUMER PRODUCTS - 3.2%
    Gemstar-TV Guide
      International, Inc. *                          742,000        13,571,180
    Hasbro, Inc.                                     860,900        12,319,479
    Mattel, Inc.                                     644,200        12,207,590
                                                                --------------
                                                                    38,098,249
                                                                --------------

  CONTAINERS - 0.2%
    Sonoco Products Company                           80,200         2,217,530
                                                                --------------

  DIVERSIFIED MANUFACTURING - 0.2%
    AZZ Incorporated *<F1>                           136,900         2,313,610
                                                                --------------

  ELECTRICAL EQUIPMENT - 5.9%
    American Power Conversion
      Corporation *<F1>                              687,100         8,994,139
    C&D Technologies, Inc.                           177,900         3,540,210
    EMCOR Group, Inc. *<F1>                          113,900         6,012,781
    Emerson Electric Co.                             166,800         9,606,012
    General Cable Corporation                        689,500         8,136,100
    Keithley Instruments, Inc.                       742,400        14,380,288
    Powell Industries, Inc. *<F1>                    363,000         7,452,390
    Tektronix, Inc. *<F1>                            491,800        11,758,938
                                                                --------------
                                                                    69,880,858
                                                                --------------

  ELECTRONICS - 4.3%
    AVX Corporation                                  680,000        12,287,600
    Bel Fuse Inc. - Class A *<F1>                    119,180         2,371,682
    Bel Fuse Inc. - Class B                           62,500         1,435,000
    KEMET Corporation *<F1>                          750,000        12,217,500
    Littelfuse, Inc. *<F1>                            45,500         1,077,895
    Technitrol, Inc.                                 437,900         9,537,462
    Universal Electronics Inc. *<F1>                 762,650        12,088,003
                                                                --------------
                                                                    51,015,142
                                                                --------------

  ENTERTAINMENT & LEISURE - 3.9%
    Brunswick Corporation                            755,000        20,377,450
    Park Place Entertainment
      Corporation *<F1>                            1,329,500        12,989,215
    Scientific Games
      Corporation - Class A *<F1>                    843,400         7,961,696
    WMS Industries Inc. *<F1>                        331,500         5,625,555
                                                                --------------
                                                                    46,953,916
                                                                --------------

  FINANCIAL SERVICES - 3.9%
    The Goldman Sachs
    Group, Inc.                                      107,200         8,676,768
    Merrill Lynch & Co., Inc.                        285,000        13,665,750
    Morgan Stanley Dean
      Witter & Co.                                   271,200        13,321,344
    PNC Financial Services Group                     202,000        11,097,880
                                                                --------------
                                                                    46,761,742
                                                                --------------

  FOOD, BEVERAGES & TOBACCO - 2.5%
    Philip Morris Companies Inc.                     297,200        15,650,552
    R. J. Reynolds Tobacco
      Holdings, Inc.                                 212,800        13,970,320
                                                                --------------
                                                                    29,620,872
                                                                --------------

  FURNITURE & FIXTURES - 3.4%
    Ethan Allen Interiors Inc.                       119,300         4,835,229
    Furniture Brands
      International, Inc. *<F1>                      394,700        15,057,805
    La-Z-Boy Incorporated                            319,200         8,586,480
    Stanley Furniture
      Company, Inc. *<F1>                            420,400        11,603,040
                                                                --------------
                                                                    40,082,554
                                                                --------------

  HEALTH CARE SERVICES & SUPPLIES - 1.2%
    Bristol-Myers Squibb Company                      64,200         3,017,400
    Lincare Holdings Inc. *<F1>                      446,700        11,238,972
                                                                --------------
                                                                    14,256,372
                                                                --------------

  INSURANCE - 8.0%
    Annuity and Life Re
      (Holdings), Ltd.(1)<F2>                        544,800         9,032,784
    The Chubb Corporation                            247,800        18,619,692
    CIGNA Corporation                                213,300        19,133,010
    Humana Inc. *<F1>                                245,900         3,221,290
    LandAmerica Financial
      Group, Inc.                                    104,100         3,119,877
    Radian Group Inc.                                 68,200         3,182,894
    Stewart Information Services
    Corporation *<F1>                                322,100         5,475,700
    UnumProvident Corporation                        556,300        15,754,416
    Vesta Insurance Group, Inc.                    1,175,500         6,277,170
    W. R. Berkley Corporation                        216,400        11,793,800
                                                                --------------
                                                                    95,610,633
                                                                --------------

  MACHINERY - INDUSTRIAL - 4.6%
    Cascade Corporation *<F1>                          3,000            37,710
    CLARCOR Inc.                                     129,100         3,630,292
    Global Power Equipment
      Group Inc. *<F1>                               470,600         4,724,824
    Ingersoll-Rand
      Company - Class A                               97,200         4,860,000
    Joy Global Inc. *<F1>                            949,700        13,390,770
    The Manitowoc Company, Inc.                      309,200        11,193,040
    Maverick Tube Corporation *<F1>                  749,200        10,413,880
    Rockwell Automation, Inc.                        355,700         7,025,075
                                                                --------------
                                                                    55,275,591
                                                                --------------

  OIL & GAS SERVICES - 5.8%
    ENSCO International
      Incorporated                                   657,700        16,751,619
    General Maritime Corporation *<F1>               583,700         6,158,035
    GlobalSantaFe Corporation                        227,200         6,282,080
    OMI Corporation *<F1>                          1,540,000         5,420,800
    Patterson-UTI Energy, Inc. *<F1>                 690,700        16,901,429
    Rowan Companies, Inc. *<F1>                      961,300        17,928,245
                                                                --------------
                                                                    69,442,208
                                                                --------------

  PRINTING & PUBLISHING - 1.0%
    The New York Times
      Company - Class A                              270,300        11,866,170
                                                                --------------

  RESTAURANTS - 0.8%
    IHOP Corp. *<F1>                                 318,900         9,949,680
                                                                --------------

  RETAIL & WHOLESALE TRADE - 10.1%
    Abercrombie & Fitch
      Co. - Class A *<F1>                             52,300         1,393,272
    bebe stores, inc. *<F1>                          132,000         2,996,400
    Burlington Coat Factory
      Warehouse Corporation                          372,200         6,751,708
    Charming Shoppes, Inc. *<F1>                     230,200         1,735,708
    The Gap, Inc.                                    991,100        11,863,467
    J. C. Penney Company, Inc.(2)<F3>              1,331,500        26,017,510
    Kenneth Cole Productions,
      Inc. - Class A *<F1>                           707,700        12,710,292
    The Neiman Marcus Group,
      Inc. - Class A *<F1>                           143,500         5,003,845
    The Neiman Marcus Group,
      Inc. - Class B *<F1>                           185,100         6,015,750
    Payless ShoeSource, Inc. *<F1>                   151,800         9,022,992
    RadioShack Corporation                           492,800        13,522,432
    Tiffany & Co.                                    306,500        10,056,265
    Winn-Dixie Stores, Inc.                          491,900         8,239,325
    Zale Corporation *<F1>                           119,300         5,216,989
                                                                --------------
                                                                   120,545,955
                                                                --------------

  SCIENTIFIC INSTRUMENTS - 0.3%
    Waters Corporation *<F1>                         106,500         3,328,125
                                                                --------------

  SEMICONDUCTORS - 8.4%
    Atmel Corporation *<F1>                        2,005,800        14,501,934
    Cypress Semiconductor
      Corporation *<F1>                              742,800        14,744,580
    International Rectifier
      Corporation *<F1>                              554,400        20,357,568
    LSI Logic Corporation *<F1>                    1,336,100        20,028,139
    National Semiconductor
      Corporation *<F1>                              306,900         7,718,535
    TriQuint Semiconductor, Inc. *<F1>             2,538,400        22,972,520
                                                                --------------
                                                                   100,323,276
                                                                --------------

  TELECOMMUNICATIONS EQUIPMENT - 0.7%
    Newport Corporation *<F1>                        444,250         8,400,767
                                                                --------------

  TEXTILES & APPAREL - 2.8%
    Liz Claiborne, Inc.                              293,600         8,899,016
    OshKosh B'Gosh, Inc.                             130,400         5,188,616
    The Timberland
      Company - Class A *<F1>                        186,100         6,602,828
    Vans, Inc. *<F1>                                 961,100        13,263,180
                                                                --------------
                                                                    33,953,640
                                                                --------------

  TRANSPORTATION EQUIPMENT - 1.7%
    Arkansas Best Corporation *<F1>                  760,300        20,391,246
                                                                --------------

  WASTE MANAGEMENT - 1.5%
    Allied Waste Industries, Inc. *<F1>            1,355,200        17,685,360
                                                                --------------

          TOTAL COMMON STOCKS
            (Cost $955,993,872)                                  1,041,896,423
                                                                --------------

SHORT-TERM INVESTMENTS - 11.9%
  MUTUAL FUNDS - 0.1%
    First American Prime
      Obligations Fund                             1,000,506         1,000,506
                                                                --------------

                                                  Principal
                                                    Amount
                                                    ------
  U.S. GOVERNMENT AGENCY
    OBLIGATIONS - 11.8%

  Federal Home Loan Bank:
    1.582%, 3/01/2002                            $15,326,000        15,326,000
    1.53%, 3/04/2002                              23,398,000        23,395,075
    1.52%, 3/05/2002                              17,863,000        17,859,983
    1.53%, 3/06/2002                              22,422,000        22,417,236
    1.71%, 3/08/2002                              22,904,000        22,897,186
    1.55%, 3/11/2002                              11,322,000        11,317,251
    1.523%, 3/12/2002                             23,916,000        23,904,819
  Farmer Mac,
    1.70%, 3/01/2002                               3,744,000         3,744,000
                                                                --------------
          TOTAL U.S. GOVERNMENT
            AGENCY OBLIGATIONS                                     140,861,550
                                                                --------------
          TOTAL SHORT- TERM INVESTMENTS
            (Cost $141,862,056)                                    141,862,056
                                                                --------------
TOTAL INVESTMENTS - 99.2%
  (COST $1,097,855,928)                                          1,183,758,479
                                                                --------------
SECURITIES SOLD SHORT - (0.5%)
  (PROCEEDS $5,339,545)                                             (5,516,728)

OTHER ASSETS, LESS
  LIABILITIES - 1.3%                                                14,992,023
                                                                --------------
NET ASSETS - 100.0%                                             $1,193,233,774
                                                                --------------
                                                                --------------

  *<F1>   Non-income producing security.
(1)<F2>   Foreign security
(2)<F3> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                  February 28, 2002 (Unaudited)

                                                     Shares            Value
                                                     ------            -----
SECURITIES SOLD SHORT

  ELECTRICAL EQUIPMENT
     General Electric Company                         73,500        $2,829,750
                                                                    ----------
  FINANCIAL SERVICES
     Washington Mutual, Inc.                          82,600         2,686,978
                                                                    ----------
TOTAL SECURITIES
  SOLD SHORT
  (PROCEEDS $5,339,545)                                             $5,516,728
                                                                    ----------
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                February 28, 2002 (Unaudited)

ASSETS:
   Investments, at value (cost $1,097,855,928)                  $1,183,758,479
   Receivable from broker for proceeds on
     securities sold short                                           5,339,545
   Receivable for securities sold                                    2,829,587
   Capital shares sold                                              18,699,186
   Dividends and interest receivable                                   612,752
   Other assets                                                        109,662
                                                                --------------
             Total Assets                                        1,211,349,211
                                                                --------------

LIABILITIES:
   Securities sold short, at value (proceeds of $5,339,545)          5,516,728
   Payable for securities purchased                                  9,796,129
   Capital shares redeemed                                             121,666
   Distribution expense payable                                      1,442,224
   Payable to Investment Manager                                       861,184
   Accrued expenses and other liabilities                              377,506
                                                                --------------
             Total Liabilities                                      18,115,437
                                                                --------------

NET ASSETS                                                      $1,193,233,774
                                                                --------------
                                                                --------------

NET ASSETS CONSIST OF:
   Capital stock                                                $1,121,486,335
   Accumulated undistributed net realized loss on
     investments sold and securities sold short                    (13,977,929)
   Net unrealized appreciation/depreciation on:
      Investments                                                   85,902,551
      Short positions                                                 (177,183)
                                                                --------------
             Total Net Assets                                   $1,193,233,774
                                                                --------------
                                                                --------------

CLASS C:
   Net Assets                                                      890,672,170
   Shares outstanding of beneficial interest, $0.001 par value      59,819,574

   Net asset value, offering and redemption (may be subject to
     contingent deferred sales charge) price per share                  $14.89
                                                                        ------
                                                                        ------

ADVISER CLASS:
   Net Assets                                                      302,561,604
   Shares outstanding of beneficial interest, $0.001 par value      19,890,890

   Net asset value, offering and redemption price per share             $15.21
                                                                        ------
                                                                        ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                   For The
                                                               Six Months Ended
                                                              February 28, 2002
                                                              -----------------
                                                                 (Unaudited)
INVESTMENT INCOME:
  Interest income                                                $   857,394
  Dividend income (net of foreign tax withheld of $18,426)         4,037,097
                                                                 -----------
       Total investment income                                     4,894,491
                                                                 -----------

EXPENSES:
  Investment management fee                                        4,686,650
  Distribution expense - Class C                                   3,591,269
  Distribution expense - Adviser Class                               273,846
  Administration fee                                                 267,808
  Shareholder servicing and accounting costs                         294,678
  Custody fees                                                        56,990
  Federal and state registration                                      47,195
  Professional fees                                                   34,881
  Reports to shareholders                                             22,433
  Trustees' fees and expenses                                         16,389
  Other                                                               26,747
                                                                 -----------
       Total expenses before dividends on short positions          9,318,886
       Dividends on short positions                                   13,230
                                                                 -----------
       Total expenses                                              9,332,116
                                                                 -----------
       Net investment loss                                        (4,437,625)
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized loss on investments                                   (12,718,337)
  Change in unrealized appreciation/depreciation on:
     Investments                                                  60,663,058
     Short positions                                                (177,183)
                                                                 -----------
  Net realized and unrealized gain on investments                 47,767,538
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $43,329,913
                                                                 -----------
                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                                            For The
                                                                        Six Months Ended        For the Year Ended
                                                                       February 28, 2002         August 31, 2001
                                                                       -----------------        ------------------
                                                                          (Unaudited)
OPERATIONS:
     Net investment loss                                                $   (4,437,625)            $ (4,261,451)
     Net realized gain (loss) on:
         Investments                                                       (12,718,337)              92,046,703
         Short positions                                                            --                  (26,018)
     Change in unrealized appreciation/depreciation on:
         Investments                                                        60,663,058              (27,921,410)
         Short positions                                                      (177,183)                (187,914)
                                                                        --------------             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        43,329,913               59,649,910

DISTRIBUTIONS TO CLASS C SHAREHOLDERS FROM NET REALIZED GAINS              (56,108,434)             (78,975,452)
                                                                        --------------             ------------
DISTRIBUTIONS TO ADVISER CLASS SHAREHOLDERS FROM NET REALIZED GAINS        (16,293,059)              (4,568,769)
                                                                        --------------             ------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS (NOTE 6)           338,825,268              417,665,003
                                                                        --------------             ------------
TOTAL INCREASE IN NET ASSETS                                               309,753,688              393,770,692

NET ASSETS:
     Beginning of period                                                   883,480,086              489,709,394
                                                                        --------------             ------------
     End of period                                                      $1,193,233,774             $883,480,086
                                                                        --------------             ------------
                                                                        --------------             ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING OF THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

ADVISER CLASS

                                                                            FOR THE             FOR THE          FOR THE PERIOD
                                                                           SIX MONTHS             YEAR        SEPT. 21, 1999++<F4>
                                                                             ENDED               ENDED              THROUGH
                                                                            FEB. 28,            AUG. 31,            AUG. 31,
                                                                              2002                2001                2000
                                                                          -----------           --------      --------------------
                                                                          (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD                                        $15.77              $16.89              $17.48
                                                                             ------              ------              ------
INVESTMENT OPERATIONS:
     Net investment income (loss)                                             (0.02)1<F7>         (0.04)2<F8>          0.052<F8>
     Net realized and unrealized gain on investments                           0.66                1.74                3.10
                                                                             ------              ------              ------
          Total from investment operations                                     0.64                1.70                3.15
                                                                             ------              ------              ------
DISTRIBUTIONS FROM NET REALIZED GAIN ON INVESTMENTS                           (1.20)              (2.82)              (3.74)
                                                                             ------              ------              ------
NET ASSET VALUE - END OF PERIOD                                              $15.21              $15.77              $16.89
                                                                             ------              ------              ------
                                                                             ------              ------              ------

TOTAL RETURN:                                                                 4.27%++<F5>        11.99%              25.17%++<F5>

Ratios (to average net assets)/Supplemental Data:
     Expenses                                                                 1.41%*<F6>          1.43%               1.45%*<F6>
     Net investment income (loss)                                           (0.37)%*<F6>        (0.22)%               0.34%*<F6>
     Interest expense and dividends on short positions                        0.00%*<F6>             --               0.00%*<F6>
Portfolio turnover rate3<F9>                                                 47.29%             106.56%             158.44%
Net assets at end of period (000 omitted)                                  $302,562            $198,742             $24,058

 ++<F4> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
 ++<F5>   Not annualized.
  *<F6>   Annualized.
  1<F7> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
  2<F8> Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
  3<F9> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

CLASS C

                                              FOR THE
                                             SIX MONTHS      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                               ENDED        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              FEB. 28,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,       AUG. 31,
                                                2002           2001       2000++<F10>        1999           1998           1997
                                             ----------     ----------     ----------     ----------     ----------     ----------
                                            (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD          $15.51         $16.77         $17.43         $10.88         $14.79         $11.21
                                               ------         ------         ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment loss                          (0.07)1<F13>   (0.12)2<F14>   (0.07)2<F14>   (0.11)2<F14>   (0.06)2<F14>   (0.05)
   Net realized and unrealized
     gain (loss) on investments                  0.65           1.68           3.15           7.31          (0.95)          4.66
                                               ------         ------         ------         ------         ------         ------
        Total from investment operations         0.58           1.56           3.08           7.20          (1.01)          4.61
                                               ------         ------         ------         ------         ------         ------
DISTRIBUTIONS FROM NET REALIZED
  GAIN ON INVESTMENTS                           (1.20)         (2.82)         (3.74)         (0.65)         (2.90)         (1.03)
                                               ------         ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                $14.89         $15.51         $16.77         $17.43         $10.88         $14.79
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL RETURN:++<F11>                            3.94%         11.12%         24.64%         67.99%        (9.33)%         43.61%

Ratios (to average net assets)/
  Supplemental Data:
    Expenses3<F15>                              2.16%*<F12>    2.18%          2.20%          2.19%          2.25%          2.38%
    Net investment loss                       (1.12)%*<F12>  (0.75)%        (0.44)%        (0.74)%        (0.39)%        (0.45)%
    Interest expense and dividends
      on short positions                        0.00%*<F12>       --          0.00%          0.10%          0.00%             --
Portfolio turnover rate4<F16>                  47.29%        106.56%        158.44%        179.33%        187.44%        164.92%
Net assets at end of
  period (000 omitted)                       $890,672       $684,738       $465,652       $349,157       $204,323       $175,602

++<F10> On September 1, 1999, the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares.
++<F11> Total returns do not reflect any deferred sales charge for Class C Shares. The total return for the period ending February 28, 2002 has not been annualized.
 *<F12>   Annualized.
 1<F13> Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
 2<F14> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
 3<F15> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.
 4<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

     The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within 2 years of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 2.50% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

     Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

     Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

     Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

     Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $322 of interest earned on receivables from brokers for proceeds on securities sold short. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the six months ended February 28, 2002, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

                    Purchases                   $576,447,275
                    Sales                        401,768,854

     The following balances for the Fund are as of February 28, 2002:

        Cost for         Tax Basis       Tax Basis Gross    Tax Basis Gross
     Federal Income    Net Unrealized       Unrealized        Unrealized
      Tax Purposes      Appreciation       Appreciation      Depreciation
     --------------    --------------    ---------------    ---------------
     $1,101,083,560     $82,674,919        $147,400,954      $(64,726,035)

     Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At February 28, 2002, the Fund had 0.5% of its net assets in short positions.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the six months ended February 28, 2002, the Fund incurred investment management fees of $4,686,650.

     Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the six months ended February 28, 2002, fees accrued by the Fund pursuant to the 12b-1 Plans were $3,591,269 for Class C and $273,846 for Adviser Class Shares.

     During the six months ended February 28, 2002, the Fund paid total brokerage commissions of $959,274 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At February 28, 2002, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                  SIX MONTHS ENDED                        YEAR ENDED
                                                 FEBRUARY 28, 2002                      AUGUST 31, 2001
                                             --------------------------           --------------------------
                                                      CLASS C                               CLASS C
                                               SHARES          AMOUNT               SHARES          AMOUNT
                                             ----------      ----------           ----------      ----------
     Shares sold                             14,504,854     $212,085,876          13,451,257     $206,374,696
     Shares issued to shareholders in
       reinvestment of distributions          3,726,501       54,100,922           5,479,005       76,651,283
     Shares redeemed                         (2,551,306)     (37,136,199)         (2,558,264)     (39,398,317)
                                             ----------     ------------          ----------     ------------
     Net increase                            15,680,049     $229,050,599          16,371,998     $243,627,662
                                                            ------------                         ------------
                                                            ------------                         ------------
     SHARES OUTSTANDING:
     Beginning of period                     44,139,525                           27,767,527
                                             ----------                           ----------
     End of period                           59,819,574                           44,139,525
                                             ----------                           ----------
                                             ----------                           ----------

                                                  SIX MONTHS ENDED                        YEAR ENDED
                                                 FEBRUARY 28, 2002                      AUGUST 31, 2001
                                             --------------------------           --------------------------
                                                   ADVISER CLASS                         ADVISER CLASS
                                               SHARES          AMOUNT               SHARES          AMOUNT
                                             ----------      ----------           ----------      ----------
     Shares sold                              9,753,415     $146,170,046          11,926,216     $185,704,542
     Shares issued to shareholders in
       reinvestment of distributions            866,205       12,828,503             303,704        4,294,375
     Shares redeemed                         (3,334,454)     (49,223,880)         (1,048,471)     (15,961,576)
                                             ----------     ------------          ----------     ------------
     Net increase                             7,285,166     $109,774,669          11,181,449     $174,037,341
                                                            ------------                         ------------
                                                            ------------                         ------------
     SHARES OUTSTANDING:
     Beginning of period                     12,605,724                            1,424,275
                                             ----------                           ----------
     End of period                           19,890,890                           12,605,724
                                             ----------                           ----------
                                             ----------                           ----------
     Total Net Increase                                     $338,825,268                         $417,665,003
                                                            ------------                         ------------
                                                            ------------                         ------------

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113
                              WWW.OLSTEINFUNDS.COM